EXHIBIT 10.1

FWAC HOLDINGS SHARE REPURCHASE AGREEMENT

This FWAC HOLDINGS SHARE REPURCHASE AGREEMENT (this “Agreement”), is dated as of July 26, 2012, by and among FlatWorld Acquisition Corp., a British Virgin Island business company limited by shares (“FlatWorld”), and FWAC Holdings Limited, a British Virgin Island business company limited by shares (“Sponsor”).

WHEREAS, under the terms of that certain Agreement and Plan of Reorganization, dated as of July 26, 2012, as the same may be amended (the “Agreement and Plan of Reorganization”) by and among Orchid Island Capital, Inc., a Maryland corporation (“Orchid Island”), Bimini Capital Management, Inc., a Maryland corporation, Bimini Advisors, LLC, a Maryland limited liability company, FlatWorld, FTWA Orchid Merger Sub LLC, a Maryland limited liability company and wholly-owned subsidiary of FlatWorld (“Merger Sub”), and Sponsor pursuant to which, subject to the terms and conditions contained therein, Orchid Island will be merged with and into Merger Sub with Merger Sub surviving the merger as a wholly-owned subsidiary of FlatWorld (the “Merger”), the parties have agreed that FlatWorld shall repurchase from Sponsor all 573,875 Ordinary Shares held by Sponsor (the “Shares”) for the consideration as set forth hereinbelow; and

WHEREAS, FlatWorld desires to acquire the Shares, and the Sponsor desires to sell the Shares pursuant to the terms hereof (such transaction, the “Share Purchase”); and

WHEREAS, in accordance with the Agreement and Plan of Reorganization, FlatWorld intends to promptly commence a tender offer for its Ordinary Shares pursuant to Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934, as amended (the “Tender Offer”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein, the parties hereto hereby agree as follows:

1.
DEFINED TERMS; PURCHASE AND PAYMENT. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement and Plan of Reorganization. On the terms and subject to the conditions set forth herein, at the Closing, FlatWorld hereby agrees to purchase from Sponsor, and Sponsor hereby agrees to sell to FlatWorld, the Shares and all of Sponsor’s right, title and interest in and to the Shares free and clear of any liens or encumbrances. In consideration for the sale of the Shares, FlatWorld shall (i) pay to Sponsor aggregate cash consideration of $1,154,281.00 in immediately available funds and (ii) issue and deliver to Sponsor warrants to purchase 2,000,000 Ordinary Shares of FlatWorld at an exercise price of $9.25 pursuant to a warrant agreement as provided for in the Agreement and Plan of Reorganization (the “New Sponsor Warrants”).

2.
CLOSING OF SALE OF SHARES; CLOSING DELIVERABLES. The closing (the “Closing”) of the Share Purchase shall take place on the eleventh (11th) business day following the expiration date of the Tender Offer (such date, the “Closing Date”), at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York 10017 or at such other place or time as the parties hereto may mutually agree upon. At the

Closing, (i) Sponsor shall surrender the Shares (or execute such irrevocable instructions regarding the disposition of the Shares as shall be reasonably acceptable to FlatWorld) and such other documentation, instruments, certificates and agreements as may be reasonably required by FlatWorld; (ii) FlatWorld shall transmit via wire transfer to Sponsor the sum of $1,154,281.00 in immediately available funds and (iii) FlatWorld shall deliver certificates, in such denominations as shall be reasonably requested by Sponsor, evidencing the New Sponsor Warrants issued to Sponsor. Following the Closing, FlatWorld shall cancel the Shares so acquired hereunder.

3.	REPRESENTATIONS, COVENANTS AND WARRANTIES OF SPONSOR.

Sponsor represents and warrants to FlatWorld as follows:

A.
Sponsor is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted and as anticipated to be conducted. Sponsor is not in violation or default of any of the provisions of its Memorandum and Articles of Association as amended or other organizational or charter documents.

B.
Sponsor has the full power and authority, corporate or otherwise, to enter into this Agreement. The execution, delivery and performance by Sponsor of this Agreement have been authorized by all requisite corporate action of Sponsor and will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of the Memorandum and Articles of Association as amended or other organizational or charter documents of Sponsor, any applicable law to which Sponsor is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Sponsor is a party or by which Sponsor may be bound, or result in the creation of any lien upon any of the properties or assets of Sponsor pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to Sponsor or any of Sponsor's assets or properties.

C.
This Agreement is a valid and binding obligation of the Sponsor, enforceable against Sponsor in accordance with its terms (except to the extent that enforcement may be affected by bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies).

D.
The execution, delivery and performance by Sponsor of this Agreement will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of any applicable law to which Sponsor is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Sponsor is a party or by which Sponsor may be bound, or result in the creation of any lien upon any of the properties or assets of Sponsor pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to Sponsor or any of Sponsor’s assets or properties.

E.	Sponsor is the owner, free and clear of any and all liens, restrictions, security interests, claims, charges and other encumbrances of any nature whatsoever, of 573,875 Ordinary Shares.

F.
Sponsor is an “accredited investor” as defined by Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Sponsor acknowledges that it has such knowledge and experience in financial and business matters that Sponsor is capable of evaluating the merits and risks of an investment in the New Sponsor Warrants and of making an informed investment decision with respect thereto. Sponsor acknowledges that an investment in the New Sponsor Warrants is speculative and involves a high degree of risk and that Sponsor can bear such economic risk, including a total loss of its investment therein. Sponsor is experienced in evaluating and investing in companies such as FlatWorld.

G.
Sponsor is acquiring the New Sponsor Warrants for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Sponsor understands that such New Sponsor Warrants are not registered under the Securities Act or any state securities laws, inasmuch as they are being acquired from FlatWorld in a transaction not involving a public offering, and that under such laws and applicable regulations such New Sponsor Warrants may not be resold without registration under the Securities Act, unless pursuant to exemptions from registration under the Securities Act and any state securities laws.

H.	Sponsor is aware that the New Sponsor Warrants are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

I.
Sponsor, by reason of its, or of its management’s, business or financial experience, has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Agreement and Plan of Reorganization.

J.
Sponsor understands that any and all certificates representing the New Sponsor Warrants, and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Sponsor has read and understands:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) THE SPONSOR SHALL DELIVER TO THE COMPANY AN OPINION OF ITS COUNSEL, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

K.
In the event that following the Closing FlatWorld commences an exchange offer (the “Exchange Offer”) whereby all of the then current holders of warrants to purchase Ordinary Shares of FlatWorld (other than holders of warrants issued pursuant to that certain special dividend distributed in accordance with the Agreement and Plan of Reorganization (the “New Warrants”)) shall be granted the opportunity to exchange their existing warrants for new warrants (the “Exchange Warrants”) that have identical terms and rights as the existing warrants except for the addition of provisions substantially identical to those contained in Sections 3.3.5 and 3.3.7 of the New Warrants (a form of which is attached as Exhibit G of the Agreement and Plan of Reorganization), Sponsor hereby agrees and covenants that it shall tender for exchange (and shall not validly withdraw) any and all of its then outstanding warrants (excluding the New Sponsor Warrants) to FlatWorld in exchange for the Exchange Warrants pursuant to the terms of the Exchange Offer. Sponsor hereby further agrees and covenants that (i) Sponsor shall not knowingly take any affirmative action after the Closing (including, without limitation, transferring its warrants to non-affiliates, but not including the continued ownership by Sponsor (or its affiliates) of its existing warrants and the New Warrants issued to it pursuant to the Agreement and Plan of Reorganization, and/or the warrants’ underlying Ordinary Shares) that would jeopardize the ability of FlatWorld to satisfy the requirement for qualification as a real estate investment trust in Section 856(a)(6) the Internal Revenue Code of 1986, as amended (the “Closely Held Test”), and (ii) Sponsor shall, upon the reasonable request of FlatWorld, provide FlatWorld with such information as is reasonably necessary for FlatWorld to determine whether it has or will be able to comply with the Closely Held Test (including, without limitation, providing information regarding the direct and indirect owners of Sponsor).

4.	REPRESENTATIONS, COVENANTS AND WARRANTIES OF FLATWORLD.

FlatWorld represents and warrants to Sponsor as follows:

A.
FlatWorld is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted and as anticipated to be conducted. FlatWorld is not in violation or default of any of the provisions of its Memorandum and Articles of Association as amended or other organizational or charter documents.

B.
FlatWorld has the full power and authority, corporate or otherwise, to enter into this Agreement. The performance by FlatWorld of this Agreement has been authorized by all requisite corporate action of FlatWorld and will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of the charter or other governing documents of FlatWorld, any applicable law to which FlatWorld is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which FlatWorld is a party or by which FlatWorld may be bound, or result in the creation of any lien upon any of the properties or assets of FlatWorld pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to FlatWorld or any of FlatWorld's assets or properties.

C.
This Agreement is the valid and binding obligation of FlatWorld, enforceable against FlatWorld in accordance with its terms (except to the extent that enforcement may be affected by bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies).

D.	The New Sponsor Warrants have been duly authorized and validly issued.

E.
The Ordinary Shares issuable upon exercise of the New Sponsor Warrants, when issued upon payment of the exercise price of the New Sponsor Warrants, as the same may be adjusted pursuant to the terms of the New Sponsor Warrants, will be duly authorized and, upon issuance and delivery to Sponsor as contemplated herein, will be validly issued, fully paid and non-assessable.

F.           At all times and until the expiration date of the New Sponsor Warrants, FlatWorld shall reserve for issuance and delivery such number of Ordinary Shares underlying the New Sponsor Warrants.

5.           CONDITIONS TO FLATWORLD’S OBLIGATIONS TO CLOSE. FlatWorld’s obligation hereunder to effect the Share Purchase is subject to the satisfaction, on or before the Closing Date, of the following conditions:

A.	FlatWorld shall have received from Sponsor original certificates representing the Shares, together with duly executed stock powers executed in blank.

B.	The Share Purchase shall not be prohibited by any applicable law or government regulation.

C.
All documents necessary to implement the transactions contemplated herein shall have been executed and/or delivered by Sponsor to FlatWorld and shall be reasonably satisfactory in form and substance to FlatWorld.

D.
The representations and warranties of Sponsor contained in this Agreement shall be true and correct in all material respects when made and at the time of the Closing as though made at such time, and Sponsor shall have performed or complied with the covenants, conditions and agreements contained in this Agreement at or prior to the Closing.

E.	The Merger shall have been consummated.

F.	FlatWorld shall have received the Amended and Restated FWAC Holdings Registration Rights Agreement (for New Sponsor Warrants), attached hereto as Exhibit A, duly executed by Sponsor.

7.           CONDITIONS TO SPONSOR’S OBLIGATION TO CLOSE. Sponsor’s obligation hereunder to effect the Share Purchase is subject to the satisfaction, on or before the Closing Date, of the following conditions:

A.	The representations and warranties of FlatWorld contained in this Agreement or in connection with the transactions contemplated hereby, shall be true and correct in all material respects at the time of the Closing as though made at such time, and such party shall have performed or complied with the covenants, conditions and agreement contained in this Agreement at or prior to the Closing.

B.           The Share Purchase shall not be prohibited by any applicable law or government regulation.

C.           FlatWorld shall have delivered to Sponsor (i) $1,154,281.00 in immediately available funds and (ii) the certificates representing the New Sponsor Warrants evidencing the issuance of the New Sponsor Warrants by FlatWorld to Sponsor.

D.           The Merger shall have been consummated.

F.	Sponsor shall have received the Amended and Restated FWAC Holdings Registration Rights Agreement (for New Sponsor Warrants), duly executed by FlatWorld.

8.           CONSENT TO AMENDMENT. This Agreement may not be amended except in writing by each of FlatWorld and Sponsor.

9.           FURTHER ASSURANCES. From time to time each party hereto will execute and deliver to any other party such other instruments, certificates, agreements and documents and will take such other action and do all other things as may be reasonably requested by FlatWorld or Sponsor in order to implement or effectuate the terms and provisions of this Agreement.

10.           SUCCESSORS AND ASSIGNS. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto. This Agreement and the obligations hereunder shall not be assignable by FlatWorld or Sponsor without express written consent to such assignment, which consent shall not be unreasonably withheld by the party from which such consent is sought.

11.           GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York without giving effect to the principles of conflicts of law. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York County, New York.

12.           COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13.           ENTIRE AGREEMENT. This Agreement and the agreements, documents or instruments referred to herein, including any exhibits and schedules attached hereto or thereto, embody the entire agreement and understanding of the parties in respect of the subject matter.

14.           SEVERABILITY. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

15.           CONSTRUCTION. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement. This Agreement shall be construed for or against a party based on authorship.

[Signature page to follow]

IN WITNESS WHEREOF, FlatWorld and Sponsor have executed this Agreement as of the date first above written.

SPONSOR:
FLATWORLD:

FWAC Holdings Limited
FlatWorld Acquisition Corp.

By: /s/ Raj K. Gupta
_
By: /s/ Jeffrey A. Valenty
Name: Raj K. Gupta
Name: Jeffrey A. Valenty
Title: CEO
Title: President

EXHIBIT A

FORM OF AMENDED AND RESTATED FWAC HOLDINGS REGISTRATION RIGHTS AGREEMENT

(see attached).